Exhibit 10.27

IOMEGA CORPORATION

NON-STATUTORY STOCK OPTION AGREEMENT
UNDER THE 2005 DIRECTOR STOCK OPTION PLAN

       1.       Grant of Option. Iomega Corporation, a Delaware corporation (the “Company”), hereby grants to                                           , (the “Optionee”) an option on                             (the “Grant Date”) pursuant to the Company's 2005 Director Stock Option Plan (the “Plan”), to purchase an aggregate of               shares of Common Stock (“Common Stock”) of the Company at a price of $         per share, purchasable as set forth in, and subject to the terms and conditions of, this Non-Statutory Stock Option Agreement (the “Agreement”) and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

       2.       Non-Statutory Stock Option. This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under Section 422 of the Code.

       3.       Exercise of Option and Provisions for Termination.

                (a) Vesting of Option.

                        (i) Scheduled Vesting. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the grant (hereinafter the “Expiration Date”). Each option grant shall vest at the rate of twenty-five percent (25%) per year commencing on the first anniversary of the date of grant and continuing on each subsequent anniversary date until fully vested.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

                        (ii) Vesting Upon Death or Disability. If a director's service is terminated by reason of death or disability, all then unvested options shall automatically vest and become immediately exercisable in full.

                        (iii) Vesting Upon a Change of Control. In the event of a Change of Control (as defined in the Plan), one-half of the shares subject to this Agreement which are not, by their terms, then exercisable, shall become immediately exercisable. All shares subject to this Agreement which are not exercised at or prior to the occurrence of the Change of Control shall terminate immediately upon consummation of the Change of Control.

                (b) Exercise Procedure; Payment of Purchase Price. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased and the purchase price to be paid therefore accompanied by payment in full in the manner provided in the Plan. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

                (c) Continuous Service as a Director of the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time of exercise of this option, is, and has been at all times since the date of grant of this option, a director of the Company.

                (d) Termination of Relationship With the Company. If the Optionee ceases to be a director of the Company for any reason, then, except as otherwise provided in Section 3(e) of this Agreement, the right to exercise this option shall terminate 90 days after such cessation (but in no event on or after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

                (e) Exercise Period Upon Death, Disability or Normal Retirement. If the Optionee ceases to be a director by reason of (i) death, (ii) disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) or (iii) the director's resignation or decision not to stand for re-election at age 55 of older following five years of consecutive service as a director, the period during which then vested, exercisable options may be exercised shall be two years rather than 90 days (but in no event after the Expiration Date). In such case, this option may be exercised by the Optionee or by the person to whom this option is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 3(f) of this Agreement; provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death, disability, resignation or expiration of term following a decision not to stand for re-election. Except as otherwise indicated by the context, the term “Optionee”, as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

                (f) Designation of Beneficiary. The Optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of this option in accordance with the provisions of Section 3(e) of this Agreement. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of this Agreement.

       4.       Provisions of the Plan. This option is subject to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

       5.       Transferability. Except as otherwise provided in this Agreement or the Plan, this option is personal and no rights or benefits granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise, other than by will, or by the laws of descent and distribution) nor shall any such rights be subject to execution, attachment or similar process; provided, however, that any option may be transferred by an Optionee to any member of his/her immediately family (spouse, children, parents, grandchildren, grandparents and siblings) or to a trust for any such family member. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

       6.       Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and tax withholding requirements.

       7.       Miscellaneous.

                (a) Amendment. Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                (b) Governing Law. This option shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

Dated:                                               IOMEGA CORPORATION
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                                                     By:
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                                                     Name:
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                                                     Title:
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OPTIONEE'S ACCEPTANCE

        The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2005 Director Stock Option Plan and Prospectus.

DATED:                                                        OPTIONEE
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                                                              ADDRESS:
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